UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☒	Definitive Information Statement

ELITE DATA SERVICES, INC.
(Name of Registrant as Specified in Charter)

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2)	Aggregate number of securities to which transaction applies:

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5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELITE DATA SERVICES, INC.

720 S. Colorado Blvd., PH North

Denver, CO 80246

NOTICE OF STOCKHOLDER ACTION BY

WRITTEN CONSENT TO ALL SHAREHOLDERS OF

ELITE DATA SERVICES, INC.

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on August 4, 2017 (the “Record Date”), of shares of all series of stock with voting power of Elite Data Services, Inc., a Florida corporation (the “Company,” or the “Corporation”), that our Board of Directors and majority shareholder of approximately 100.00% of our Series B preferred stock , having voting rights equal to 1000:1 and representing approximately 88.00% of total voting rights, as of the Record Date have giving written consent as of August 4, 2017, to approve the following:

(a) To change of corporate name from Elite Data Services Inc. to WOD Retail Solutions Inc.

(b) To increase the authorized capital stock of the Corporation to 10,500,000,000 shares, of which 10,000,000,000 shares shall be Common stock, par value $0.0001, and 500,000,000 shares shall be preferred stock, par value $0.0001, as set forth on the proposed Amendment to the Amend and Restated Articles of Incorporation, attached hereto as Exhibit A;

(c) To pre-approve up to 1 for 10,000 reverse stock split, which shall be effected at the sole discretion of the Board of Directors at any time on or before December 31, 2017, and after the date that is 20 calendar days after the mailing of this Information Statement.

On August 4, 2017, our Board of Directors and one shareholder who holds a majority of our outstanding Series B Preferred Stock, having voting rights equal to 1000:1 and representing approximately 88.00% of total voting rights, executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action. The foregoing actions will not become effective before a date, which is twenty (20) calendar days after this Information Statement is first provided to Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Because the written consent of the holders of a majority of our Preferred Stock satisfies any applicable stockholder voting requirement of the Florida Code and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

This Proxy Statement is dated August 4, 2017, and is being first mailed to shareholders on September 1, 2017.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel, Eilers Law Group P.A., William Robinson Eilers, Esq., at (786) 273-9152. For a written request, mail request to 1000 Fifth Street, Suite 200-P2, Miami Beach, Florida 33139.

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On behalf of the Board of Directors of ELITE DATA SERVICES, INC.,

Date: August 28, 2017	By:	/s/ Brenton Mix
Brenton Mix, Chief Executive Officer

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

ELITE DATA SERVICES, INC.

720 S. Colorado Blvd., PH North

Denver, CO 80246

INFORMATION STATEMENT

August 28, 2017

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of Elite Data Services, Inc., a Florida Corporation (the “Company” or the “Corporation”), to notify such Stockholders that on or about August 4, 2017, the Company received written consents in lieu of a meeting of stockholders from one holder of 1,100,000 shares of Series B Preferred Stock, representing approximately 88.00% of the total voting rights of the Company (the “Majority Stockholder”) to (a) change the name of the Corporation to WOD Retail Solutions Inc., (b) further amendment to the Amended and Restated Articles of Incorporation (the “Amendment”) to increase the authorized capital stock of the Corporation to 10,500,000,000 shares, of which 10,000,000,000 shares shall be Common stock, par value $0.0001, and 500,000,000 shares shall be preferred stock, par value $0.0001; and (c) pre-approve of up to 1 for 10,000 reverse stock split, which shall be effected at the sole discretion of the Board of Directors at any time on or before December 31, 2017, to more appropriately capitalize the Company and to further the Company’s business plan, future acquisitions and financings.

Accordingly, your consent is not required and is not being solicited in connection with the approval of the matters set forth herein.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of the State of Florida, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of Series B Preferred stock in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND A PROXY.

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OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on August 4, 2017, the Company had 150,018,799 shares of Common Stock issued and outstanding, and there were 1,100,000 shares of Series B Preferred Stock issued and outstanding with superseding voting power. Each share of outstanding Common Stock and Preferred Stock is entitled to one vote on matters submitted for Stockholder approval, with Series B Preferred Stock providing the superseding vote required for approving consent.

On August 4, 2017, the holders of 1,100,000 shares (or approximately 100.00% of the shares of Series B Preferred Stock with superseding voting power then issued and outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and applicable Florida law, a vote by the holders of at least a majority of the voting shares of each class or series of capital stock is required to effect the action described herein. As of the Record Date, the Company had 150,018,799 voting common shares, each entitled to 1 vote per share and 1,100,000 Series B Preferred shares, each entitled to 1,000 shares per each share held issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting Majority Stockholders are the record and beneficial owners of a total of 1,100,000 shares of the Company’s Series B Preferred Stock, which represents approximately 88.00% of the total number of voting rights. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated August 4, 2017. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Owners (Shares of Series B Preferred Stock)	Percentage of Class of Series B Preferred Stock (2)

Eilers Law Group, P.A., William Robinson Eilers, Esq., Trustee	1,100,000	100.00%

All Beneficial Owners	1,100,000	100.00%

(1) Name and Address of Beneficial Owners

William Robison Eilers, Esq. (a Trustee to the Voting Trust Agreement dated March 14, 2017, and incorporated by reference to the current Form 8K filed with the SEC on March 20, 2017) is the principal of Eilers Law Group, P.A., a Florida Corporation (“Eilers”), located at 1000 Fifth Street, Suite 200-P2, Miami Beach, Florida 33139.

(2) Percentage by Class

Beneficial ownership is calculated based on 1,100,000 shares of Series B Preferred stock, which having voting rights equal to 1000:1 per share. issued and outstanding as of August 4, 2017. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

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ACTION: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

On August 4, 2017, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment to our Amended and Restated Articles of Incorporation (the “Amendment”). The Majority Stockholders approved the Amendment pursuant to a written consent dated as of August 4, 2017. The Amendment effecting the share increase will become effective following filing with the Secretary of State of the State of Florida, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendment to the amended and restated articles of incorporation of the corporation are modifications determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions.

The rights being granted to our Board of Directors to increase the amount of shares authorized to be issued will further provide a corporate and capital structure conducive for potential acquisitions and offer adequate flexibility for the procurement of required future financings.

As disclosed in our SEC filings, we have entered into a joint venture with WOD Holdings Inc. (“WODH”) to expand the operations of WOD Market LLC (“WOD”), a provider of intelligent retail solutions to gyms and coaches, which includes the acquisition of WOD if the Corporation is able to secure a certain amount of new financing. No financings have been negotiated to date, however, we do want to have the proper corporate structure in place so that we can secure the financing required to complete the acquisition under the joint venture.

The principle changes in the Amendment are contained in Article 4 of the Amended and Restated Articles of Incorporation of the Corporation (although readers are urged to review the entire Amended and Restated Articles of Incorporation). As stated in Article 4 of the Amended and Restated Articles of Incorporation of the Corporation, the total number of shares of stock of all classes which we shall have authority to issue will be increased from 750,000,000 shares to 10,500,000,000 shares, of which the Common Stock, $0.0001 par value each shall be increased from 500,000,000 shares to 10,000,000,000 shares (hereinafter called "Common Stock") and of which the Preferred Stock, $0.0001 par value each shall be increased from 250,000,000 shares to 500,000,000 shares (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the Common or Preferred Stock shares will be determined by our Board of Directors and will be issued from time to time in one or more series as determined by our Board of Directors without the prior consent of the shareholders. The shares of each series will have such voting powers and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions as are stated in the resolution providing for the issue of such series adopted by our Board of Directors.

The authority being granted to our Board of Directors will be subject to limitations prescribed by law, and may with respect to each series include, particular series designation, including any applicable provisions pertaining to whether or not the series is convertible, offers dividends, redemption times and price, voting rights of each series, restrictions of the issue or reissue of any additional Common or Preferred Stock, and the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of our assets.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as our Board of Directors may determine from time to time.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

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Reasons for the amendment to the articles of Incorporation

The amendment to the Amend and Restated Articles of Incorporation will allow our management to exercise its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions. The rights being granted to our Board of Directors to increase the amount of shares authorized to be issued, will further provide a corporate and capital structure conducive for the completion of acquisitions and offer adequate flexibility for the procurement of required future financings. The Board believes that the amendment will afford us greater flexibility in seeking capital and potential acquisition targets.

There are currently plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock (via acquisition, financing or otherwise), which will be authorized by this amendment (except as previously disclosed in our filings with the Securities Exchange Commission).

Recently, as disclosed in filings made by the Company with the Securities Exchange Commission, the Company has entered into agreements with investors to raise money for the Company. These agreements provide that, based on the trading price of the Company’s common stock, the Company must reserve shares of Common Stock for potential issuance pursuant to thereto. Stockholders should recognize that, as a result, they will own a smaller percentage of shares with respect to the total authorized shares of the Company than they presently own, and would have their percentage ownership in the Company diluted as a result of any future issuances by the Company. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.

For example, additional shares could be issued by the Company that might dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offered an above-market premium that was favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to persons allied with Company management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

ACTION: TO APPROVE REVERSE SPLIT

On August 4, 2017, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, the pre-approval, as determined by the Board of Directors, on or before December 31, 2017 from the date of effectiveness, a Reverse Split, whereby all of the outstanding shares of our Common Stock will be automatically converted into a smaller number of shares, at the reverse split ratio of up to 1:10,000. There would be no corresponding change in the authorized shares of common stock or preferred stock, unless otherwise set forth in one or more designations of certain classes or series of preferred stock.

Reasons for Reverse Split

A Reverse Split is intended to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving a Reverse Split, the Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Directors also believe that most investment funds are reluctant to invest in lower priced stocks.

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However, the effect of a Reverse Split upon the market price for the Company's Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after a Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from a Reverse Split. The market price of the Company's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks of a Reverse Split

There can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from a Reverse Split, that a Reverse Split will result in a per share price that will increase its ability to attract investors, employees and other service providers, or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after a Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split.

Potential Effects of a Reverse Split

General. For each holder of Common Stock the number of shares held will be reduced by a Reverse Split ratio as follows: the number of shares held before the Reverse Split will be divided by up to 10,000, or a reduced number thereof as determined by the Board of Directors, and if the result has a fractional component, the result will be that each fractional share shall be rounded up to the nearest whole share. By way of example, a shareholder with 100,001 shares of Common Stock before a Reverse Split (at a ratio of 1:10,000) will hold 10 shares of Common Stock upon completion of a Reverse Split at a ratio of 1 for 10,000, and each fractional share shall be rounded up to the nearest whole share.

Accounting Matters. The par value of the Company’s Common Stock would remain unchanged at $0.0001 per share after a Reverse Split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Split.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at August 4, 2017, there are 150,018,799 shares of Common Stock and 1,100,000 shares of Series B Preferred Stock, issued and outstanding, respectively. As a result of a Reverse Split, the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities) will be reduced to the number of shares of capital stock issued and outstanding immediately prior to the effectiveness of a Reverse Split, divided by up to ten thousand (10,000). Each fractional share shall be rounded up to the nearest whole share.

There will be no change to the number of authorized shares of Common Stock and Preferred Stock as a result of a Reverse Split.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of capital stock prior and subsequent to a Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of a Reverse Split.

A Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power. A Reverse Split will not alter the respective voting rights and other rights of shareholders.

Increase of Shares of All Classes of Capital Stock Available for Future Issuance. As a result of a Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and no change to the number of authorized shares of the Company’s Common Stock or Preferred Stock under the Company’s Articles of Incorporation, as amended and restated. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance in the future will increase.

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Effectiveness of The Reverse Split

The Board of Directors has the authority to authorize a Reverse Split of the Common Stock of the Company at a ratio of up to 1:10,000 at any time on or before December 31, 2017 after the date that is 20 calendar days after the mailing of this Information Statement to stockholders.

Exchange of Certificates After Split. It will not be necessary for stockholders to exchange their old certificates. However, after the effective date of a Reverse Split, those stockholders who wish to obtain new certificates should contact the transfer agent, Manhattan Transfer Registrar Company, 531 Cardens Court, Erie, CO 80516, Phone: (631) 928-7655.

Tax Impact of the Reverse Split. The following discussion summarizing material federal income tax consequences of a Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not generally result in recognition of a gain or loss to the shareholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner.

No gain or loss will be recognized by the Company as a result of a Reverse Split. The Company's views regarding the tax consequences of a Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERS SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN, WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS.

IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Share Certificates. Following a Reverse Split, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend reflecting a reverse split, but this in no way will affect the validity of your current share certificates.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on August 4, 2017 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Owners (Shares of Series B Preferred Stock)	Percentage of Class of Series B Preferred Stock (2)

Brenton Mix	0	0.00%
Richard Phillips	0	0.00%
Eilers Law Group, P.A., William Robinson Eilers, Esq., Trustee	1,100,000	100.00%

All Beneficial Owners	1,100,000	100.00%

(1) Name and Address of Beneficial Owners

(a)	Mr. Brenton Mix is the Chairman, Chief Executive Officer, and Chief Financial Officer or of the Company and is located at: 720 S. Colorado Blvd., PH North, Denver, CO 80246.

(b)	Mr. Richard Phillips is the Secretary, Treasurer and Director of the Company and is located at: 720 S. Colorado Blvd., PH North, Denver, CO 80246.

(c)	William Robison Eilers, Esq. (A Trustee to the Voting Trust Agreement dated March 14, 2017, and incorporated by reference to the current Form 8K filed with the SEC on March 20, 2017) is the principal of Eilers Law Group, P.A., a Florida Corporation (“Eilers”), located at 1000 Fifth Street, Suite 200-P2, Miami Beach, Florida 33139.

(2) Percentage by Class

Beneficial ownership is calculated based on 1,100,000 shares of Series B Preferred stock having voting rights equal to 1000:1 per share issued and outstanding as of August 4, 2017. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

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FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

NO DISSENTER’S RIGHTS

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Code. No dissenters' and/or appraisal rights under the Florida Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August 4, 2017.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on August 4, 2017, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about August 4, 2017 to all Stockholders of record as of the Record Date.

DOCUMENTS INCORPORATED BY REFERENCE.

The following documents that we previously filed with the SEC (other than any portions of such documents that are not deemed “filed” under the Exchange Act in accordance with the Exchange Act and applicable SEC rules) are incorporated by reference in this Information Statement:

•	Elite Data Services Inc. Annual Report on Form 10-K for the year ended December 31, 2015

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We do not incorporate by reference any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K in any past or future filings, unless specifically stated otherwise. The information incorporated by reference should be considered part of this Information Statement except for any information superseded by information contained directly in this Information Statement. Upon written request by any stockholder, the Company shall deliver, without charge, by first class mail a copy of any and all of the information (not including exhibits) that has been incorporated by reference in this Information Statement. Such requests should be made in writing and directed to Brenton Mix, CEO, Elite Data Services Inc., 720 S. Colorado Blvd., PH North, Denver, CO 80246.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For a written request, mail request to Elite Data Services Inc., 720 S. Colorado Blvd., PH North, Denver, CO 80246. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ELITE DATA SERVICES, INC.

Date: August 28, 2017	By:	/s/ Brenton Mix
Brenton Mix, Chief Executive Officer

By the order of the Board of Directors

	By:	/s/ Brenton Mix
Brenton Mix, Chairman

	By:	/s/ Richard Phillips
Richard Phillips, Director

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EXHIBIT A

AMENDMENT TO THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF ELITE DATA SERVICES, INC

ELITE DATA SERVICES, INC., a corporation organized and existing under the laws of the State of Florida, does hereby certify that:

1.	The original Articles of Incorporation were filed with the Secretary of State of Florida on November 23, 1981;

2.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on May 13, 1982;

3.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on September 15, 2011;

4.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on December 4, 2013; and

5.	The Amended and Restated Articles of Incorporation corporation were filed with the Secretary of State of Florida on October 21, 2016; and

6.	The following Amendment to the Amended and Restated Articles of Incorporation was duly proposed by the Corporation's Board of Directors and adopted by the Corporation's stockholders in accordance with the provisions of corporation statutes of State of Florida.

AMENDMENT TO ARTICLE 1

FIRST: The name of the Corporation shall be WOD RETAIL SOLUTIONS, INC.

AMENDMENT TO ARTICLE 4

FOURTH: The total number of shares of stock of all classes which the Corporation shall have authority to issue is 10,500,000,000 shares, of which 10,000,000,000 shares shall be Common Stock of the par value of $.0001 each (hereinafter called "Common Stock") and 500,000,000 shares shall be Preferred Stock of the par value of $.0001 each (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the shares of each class are as follows:

1.	The Common or Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

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2.	Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article FOURTH and to the limitations prescribed by law, to authorize the issue of one or more series of Common or Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(a)	The designation of such series.

(b)	The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(c)	Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

(d)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)	Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

(f)	The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

(g)	The restrictions, if any, on the issue or reissue of any additional Common or Preferred Stock.

(h)	The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of the Corporation (“Liquidation Preferences”).

3.	Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, the holders of any such series and class of stock shall vote together and not as a separate class except as specifically provided by subsequent resolution or resolutions of the Board of Directors or as otherwise required by law. Subject to such restrictions as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the stock of the Corporation entitled to vote for the election of directors ("Voting Stock").

4.	No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as the Board of Directors of the Corporation, in its discretion, may determine from time to time.

5.	The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders. The Board of Directors may provide for payment therefore to be received by the Corporation in cash, property, or services. Any and all such shares of the Common or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to the Amend and Restated Articles of Incorporation this 4th day of August 2017.

By:	/s/ Richard Phillips
Richard Phillips, Secretary

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